SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) -  August 15, 2003
--------------------------------------------------- ---------------



                              PEOPLES BANCORP INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                     0-16772
                             Commission File Number


                    Ohio                                   31-0987416
----------------------------------------------     ------------------------
(State or other jurisdiction of incorporation)     (I.R.S. Employer
                                                     Identification Number)

          138 Putnam Street
             P.O. Box 738,
            Marietta, Ohio                       45750
---------------------------------------        ----------
(Address of principal executive office)        (Zip Code)


               Registrant's telephone number, including area code:
                                 (740) 373-3155


                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


                           Index to Exhibits on Page 3

Item 1.  Changes in Control of Registrant
         Not applicable.

Item 2.  Acquisition or Disposition of Assets
         Not applicable.

Item 3.  Bankruptcy or Receivership
         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant
         Not applicable.

Item 5.  Other Events and Regulation FD Disclosure
         The Board of Directors of Peoples Bancorp Inc. (Nasdaq: PEBO) yesterday declared a 5% stock dividend to be issued August 29, 2003. The release is included herewith as Exhibit 99.

Item 6.  Resignations of Registrant's Directors
         Not applicable.

Item 7.  Financial Statements and Exhibits
         (a) None required
         (b) None required
         (c) Exhibits

         EXHIBIT NUMBER         DESCRIPTION
         --------------         -----------------------------------
         99                     News Release issued August 15, 2003

Item 8. Change in Fiscal Year
        Not applicable.

Item 9. Sales of Equity Securities Pursuant to Regulation S
        Not applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATE:  August 15, 2003        PEOPLES BANCORP INC.
                              --------------------
                              Registrant



                     By: /s/  MARK F. BRADLEY
                              -------------------------------------
                              Mark F. Bradley
                              Chief Operating Officer



      Exhibit Number                        Description
      --------------            -----------------------------------
           99                   News Release issued August 15, 2003